Property and Equipment	12 Months Ended
Dec. 31, 2023
Property and Equipment
Property and Equipment

Note 7. Property and Equipment

Property and equipment consists of the following:

	December 31,	December 31,
	2023	2022
Buildings and building improvements	$348,865	$229,685
Land rights and land improvements	10,320	10,164
Miners and mining equipment	496,230	441,324
Machinery and facility equipment	39,144	35,125
Office and computer equipment	2,108	1,206
Construction in progress	166,970	97,231
Total cost of property and equipment	1,063,637	814,735
Less accumulated depreciation	(359,443)	(122,180)
Property and equipment, net	$704,194	$692,555

Depreciation and amortization expense related to property and equipment totaled approximately $246.5 million, $105.9 million, and $26.1 million, for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company recognized an impairment charge for its miners and mining equipment during the year ended December 31, 2022, as described below, but did not incur any other impairment charges for its property and equipment for the years ended December 31, 2023 and 2021.

Miners and mining equipment

As of December 31, 2023, the Company had deployed a total of 112,944 miners in its mining operation, all at the Rockdale Facility.

During the year ended December 31, 2023, the Company entered into the Master Agreement to acquire 99,840 miners from MicroBT (consisting of 8,320 M56S+ model miners, 22,684 M56S++ model miners, 20,778 M66 model miners, and 48,058 M66S model miners), primarily for use at the Corsicana Facility, for a total purchase price of approximately $453.4 million, subject to adjustment. Delivery of the miners began in the fourth quarter of 2023, with all miners expected to be received and deployed by mid-2025. The Master Agreement also provides us an option to purchase up to an additional 265,000 additional miners, on the same terms as the initial order.

During the year ended December 31, 2023, the Company sold 2,700 Antminer model S19 XP miners for gross proceeds of $6.4 million, which resulted in a loss on sale of equipment of $5.3 million.

As of December 31, 2022, the Company had outstanding executed purchase agreements for the purchase of miners from Bitmain for a total of 5,130 S19 series miners, all of which were received in January 2023. As of December 31, 2023, the Company did not have any outstanding purchase agreements for the purchase of miners from Bitmain.

During the year ended December 31, 2022, the Company elected not to renew its co-location mining services agreement with Coinmint, which was therefore terminated automatically per its terms. In connection with the termination, the Company arranged for the transfer of the miners it was operating at Coinmint’s Massena, New York facility (the “Coinmint Facility”). The Company then entered into an equipment exchange agreement with a third-party Bitcoin mining company (the “Counterparty”), whereby the Company transferred approximately 5,700 of the Antminer model S19 Pro miners it had previously deployed at the Coinmint Facility to the Counterparty in exchange for 5,000 factory-new Antminer model S19j Pro miners delivered to the Rockdale Facility. After completing the transfer of the miners to the Counterparty, the Company relocated the balance of the miners it had deployed at the Coinmint Facility to the Rockdale Facility. As a result of the exchange with the Counterparty, the Company recognized a gain on the exchange of equipment of approximately $16.3 million during the year ended December 31, 2022.

Impairment of miners

During the year ended December 31, 2022, adverse changes in business climate, including decreases in the price of Bitcoin and resulting decrease in the market price of miners, indicated that an impairment triggering event had occurred. Testing performed indicated the estimated fair value of the Company’s miners to be less than their net carrying value as of December 31, 2022, and an impairment charge of $55.5 million was recognized, decreasing the net carrying value of the Company’s miners to their estimated fair value. The estimated fair value of the Company’s miners was classified in Level 2 of the fair value hierarchy due to the quoted market prices for similar assets.

Casualty-related charges (recoveries), net

In December 2022, the Rockdale Facility was damaged during severe winter storms in Texas. As of December 31, 2023, the Company estimated that total damages of $10.3 million had been incurred. During the year ended December 31, 2023, the Company received net insurance recoveries of $7.5 million. Recoveries are recognized when they are probable of being received.

Construction in progress

As of December 31, 2023, the Company’s expansion of the Rockdale Facility had been completed.

In 2022, the Company initiated development of the Corsicana Facility to expand its Bitcoin Mining capabilities, on a 265-acre site in Navarro County, Texas, located next to the Navarro Switch. Once complete, the Company expects the Corsicana Facility to have one gigawatt of developed capacity for its Bitcoin Mining operations.

The initial phase of the development of the Corsicana Facility involves the construction of 400 MW of immersion-cooled Bitcoin Mining infrastructure, as well as a high-voltage power substation and transmission facilities to supply power and water to the facility. Construction of the substation and Bitcoin Mining infrastructures is ongoing and operations are expected to commence by the end of the first quarter of 2024, following commissioning of the substation.

Through December 31, 2023, the Company had incurred costs of approximately $217.8 million related to the development of the Corsicana Facility, including $10.1 million paid to acquire the land on which the facility is being developed, $203.0 million of initial developments costs and equipment, and a $4.7 million deposit for future power usage.

During the year ended December 31, 2023, the Company entered into a purchase agreement with Midas for the purchase of 200 MW of immersion cooling systems for its Corsicana Facility. Delivery of the immersion cooling systems began in the fourth quarter of 2023 and is expected to be completed in the first quarter of 2024. The purchase agreement also provides the Company an option to purchase up to an additional 400 MW of immersion cooling systems from Midas, on the same terms as the initial order, through December 31, 2025.

Related party land transaction

During the year ended December 31, 2022, the Company began an initiative to provide certain on-site temporary housing for stakeholders, including partners, analysts, stockholders, employees, vendors, and other visitors to the Rockdale Facility, which is located in a relatively remote area of central Texas with limited accommodations for visitors. During the year ended December 31,

2023, Riot completed its acquisition of property and land for the development of temporary housing from Lyle Theriot (indirectly, through a limited liability company controlled by Mr. Theriot) for approximately $1.1 million, consisting of $0.2 million for land and $0.9 million for buildings and improvements. At the time of the transaction, Mr. Theriot was part of the management team at Riot and was considered a related party of Riot. The transaction was accounted for as an asset acquisition.

Commitments

During the year ended December 31, 2023, the Company paid $191.1 million in deposits and payments to MicroBT for the purchase of miners pursuant to the Master Agreement described herein. The remaining commitment of approximately $270.4 million is due in installments through approximately April 2025 based on the estimated miner delivery schedule. Total payments of $220.0 million and $50.4 million are expected to be made in 2024 and 2025, respectively.

During the year ended December 31, 2023, the Company paid $31.2 million in deposits and payments to Midas for the purchase of immersion cooling systems described herein. The remaining commitment of approximately $21.1 million is due in installments in early 2024, based on the estimated delivery schedule.